UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     May 7, 2003
                                                 -------------------------------


                                 DONNKENNY, INC.
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              (Exact name of registrant as specified in its charter


              Delaware                  0-21940                   51-0228891
----------------------------------- ------------------------- ------------------
  (State or other jurisdiction of    (Commission                 (IRS Employer
           incorporation)            File Number)            Identification No.)


                   1411 Broadway
                 New York, New York                            10018
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      (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code            (212)730-7770
                                                   -----------------------------


                                 Not applicable
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              (Former name or former address, if changed since last report.)

Item 5.  Other Events and Regulation FD Disclosure.
         ------------------------------------------

         On May 7, 2003, the Registrant issued a press release announcing its entry into the Ladies Coat Business. A copy of the press release dated May 7, 2003 is attached as Exhibit 99.3.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

         (a) Financial Statements of business acquired.

             Not applicable.

        (b) Pro-forma financial information.

            Not applicable.

        (c) Exhibits.

            99.3  Press Release issued by Registrant dated May 7, 2003


                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 9, 2003
                                 DONNKENNY, INC.


                                 By: /s/  Daniel H. Levy
                                     -------------------------------
                                     Daniel H. Levy
                                     Chief Executive Officer